UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2020

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to either new management and subadvisory agreements that were approved by Fund shareholders or interim management and subadvisory agreements that were approved by the Fund’s board for use while the Fund continues to seek shareholder approval of the new agreements.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	Western Asset Municipal High Income Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2020

Western Asset Municipal High Income Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from anticipated changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities”. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax (“AMT”). Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade categories (that is, securities rated in the Baa/BBB categories) or rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated or deemed to be unrated, securities we determined to be of comparable credit quality. However, the Fund is permitted to invest in securities rated in any investment category. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

Although the Fund may invest in securities of any maturity, the Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities at the time of purchase ranging from one to more than thirty years. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi of municipal securities, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates. Under normal circumstances, the Fund may invest up to 20% of its assets in fixed income securities and other investments whose interest may be subject to federal income tax, although for temporary or defensive purposes the Fund may invest an unlimited amount in such securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Municipal High Income Fund 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted mixed results over the twelve-month reporting period ended July 31, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii, ongoing trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89%—the high for the period—and ended the period at 0.11%—equaling the low for the period. The yield for the ten-year Treasury began the reporting period at 2.02%—the high for the period—and ended the period at 0.55%—equaling the low for the period.

The municipal bond market lagged the overall taxable bond market during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 5.36% and 10.12%, respectively. Both the taxable and tax-free markets were supported by falling yields. While the municipal market generated positive returns during nine of the twelve months of the reporting period, a large portion of its gains were lost in March and April of 2020. This setback was due to increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocations to Leasing securities and the Health Care sector, while reducing its exposures to pre-refundedv securities and the Transportation sector. In terms of credit quality, we reduced the Fund’s exposure to securities rated BBB and increased the Fund’s allocation to below-investment-grade securities. Looking at allocations among individual states, we increased the Fund’s exposures in Illinois and New Jersey, while reducing its weightings in Texas and, to a lesser extent, Massachusetts.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. This strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended July 31, 2020, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 2.32%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 5.36% for the same period. The Lipper High Yield Municipal Debt Funds Category Averagevi returned 1.84% over the same time frame.

2	Western Asset Municipal High Income Fund 2020 Annual Report

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of July 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Municipal High Income Fund:
Class A	-1.52%	2.32%
Class C	-1.80%	1.74%
Class I	-1.52%	2.49%
Bloomberg Barclays Municipal Bond Index	1.96%	5.36%
Lipper High Yield Municipal Debt Funds Category Average	-2.26%	1.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2020 for Class A, Class C and Class I shares were 2.25%, 1.84% and 2.50%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 29, 2019, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.83%, 1.40% and 0.70%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition,

Western Asset Municipal High Income Fund 2020 Annual Report	3

Fund overview (cont’d)

the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective August 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration and yield curvevii positioning. Having a longer duration than that of the benchmark was beneficial as rates moved lower across the yield curve during the twelve-month reporting period. From a yield curve perspective, overweights to the 10-year and 20-year portions of the curve were rewarded.

The Fund’s positioning in a number of sectors also contributed to the results. In particular, underweights in Transportation, Leasing and Power, along with an overweight in Resource Recovery sectors were additive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its sector allocations. The largest negatives for results were its overweights in Industrial Revenue, Hospitals (in the Health Care sector) and Housing, coupled with an underweight in the Local General Obligation bond sector.

The Fund’s quality biases also detracted from returns. In particular, an overweight to lower quality investment-grade bonds and an opportunistic allocation to high-yield municipal securities were not rewarded during the reporting period.

4	Western Asset Municipal High Income Fund 2020 Annual Report

Thank you for your investment in Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 31, 2020

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher rated securities. Below investment grade securities (that is, securities rated below the Baa/BBB categories) or, if unrated or deemed to be unrated, securities determined to be of comparable credit quality are commonly referred to as “junk bonds.” Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Municipal High Income Fund 2020 Annual Report	5

Fund over view (cont’d)

i

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 190 funds for the six-month period and among the 188 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different.

6	Western Asset Municipal High Income Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2020 and July 31, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2020 and held for the six months ended July 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.52%	$1,000.00	$984.80	0.82%	$4.05	Class A	5.00%	$1,000.00	$1,020.79	0.82%	$4.12
Class C	-1.80	1,000.00	982.00	1.36	6.70	Class C	5.00	1,000.00	1,018.10	1.36	6.82
Class I	-1.52	1,000.00	984.80	0.65	3.21	Class I	5.00	1,000.00	1,021.63	0.65	3.27

[1]	For the six months ended July 31, 2020.

8	Western Asset Municipal High Income Fund 2020 Annual Report

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Municipal High Income Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 7/31/20	2.32%	1.74%	2.49%
Five Years Ended 7/31/20	3.85	3.26	4.02
Ten Years Ended 7/31/20	4.64	4.04	4.79

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 7/31/20	-2.01%	0.76%	2.49%
Five Years Ended 7/31/20	2.95	3.26	4.02
Ten Years Ended 7/31/20	4.18	4.04	4.79

Cumulative total returns
Without sales charges[1]
Class A (7/31/10 through 7/31/20)	57.32%
Class C (7/31/10 through 7/31/20)	48.58
Class I (7/31/10 through 7/31/20)	59.73

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Western Asset Municipal High Income Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Municipal High Income Fund vs. Bloomberg Barclays Municipal Bond Index†—July 2010 - July 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Municipal High Income Fund on July 31, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Municipal High Income Fund 2020 Annual Report	11

Schedule of investments

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.1%
Alabama — 7.1%
Hoover, AL, IDA Revenue, United States Steel Corp. Project, Series 2019	5.750%	10/1/49	$450,000	$394,713	(a)
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, Series F (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	11,020,000	10,786,927
Senior Lien, Warrants, Series A, Refunding, AGM	5.500%	10/1/53	1,750,000	1,967,403
Subordinated Lien, Warrants, Series D, Refunding	6.000%	10/1/42	4,880,000	5,630,251
Subordinated Lien, Warrants, Series D, Refunding	6.500%	10/1/53	8,250,000	9,626,017
Lower Alabama Gas District, Natural Gas Revenue, Series A	5.000%	9/1/46	3,990,000	5,834,737
Total Alabama				34,240,048
Arizona — 3.5%
La Paz County, AZ, IDA Revenue:
Charter School Solutions, Harmony Public School Project	5.000%	2/15/36	750,000	829,268	(b)
Charter School Solutions, Harmony Public School Project	5.000%	2/15/46	3,000,000	3,262,110	(b)
Maricopa County, AZ, IDA Revenue, Legacy Traditional Schools Project, Series 2019, Refunding	5.000%	7/1/49	1,500,000	1,603,305	(b)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	850,000	924,570	(b)
Phoenix, AZ, IDA Revenue, Basis School Inc., Refunding	5.000%	7/1/45	7,000,000	7,340,690	(b)
Tempe, AZ, IDA Revenue:
Mirabella at ASU Inc. Project, Series A	6.000%	10/1/37	1,200,000	1,250,124	(b)
Mirabella at ASU Inc. Project, Series A	6.125%	10/1/47	1,400,000	1,443,568	(b)
Total Arizona				16,653,635
California — 10.1%
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	1,000,000	1,164,060	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/47	1,250,000	1,448,225	(a)
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	7,500,000	7,810,050	(a)(b)

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State School Finance Authority, School Facilities Revenue:
KIPP LA Project, Series A	5.000%	7/1/34	$600,000	$662,586
KIPP LA Project, Series A	5.125%	7/1/44	750,000	822,810
California Statewide CDA Revenue:
Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	3,045,000	3,116,040	(b)
Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	2,230,000	2,272,125	(b)
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1, Refunding	5.250%	6/1/47	2,000,000	2,051,880
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	2,140,000	2,371,591
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	250,000	275,470	(b)
M-S-R Energy Authority, CA, Natural Gas Revenue, Series B	7.000%	11/1/34	14,000,000	22,163,400
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	2,740,000	2,935,006
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	450,000	449,995
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/48	700,000	849,541
Total California				48,392,779
Colorado — 6.4%
Arista Metropolitan District, CO, GO, Convertible Unlimited & Special Revenue, Refunding and Improvements	5.125%	12/1/48	1,000,000	1,024,660
Clear Creek Station Metropolitan District #2, CO, GO, Subordinate, Series B	7.375%	12/15/47	500,000	510,955
Colliers Hill Metropolitan District #2, CO, GO:
Senior Bonds, Series A	6.250%	12/1/37	750,000	770,025
Senior Bonds, Series A	6.500%	12/1/47	1,250,000	1,283,137

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	13

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Colorado State Health Facilities Authority Revenue, Commonspirit Health Project, Series A-2	4.000%	8/1/49	$1,250,000	$1,390,400
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	500,000	540,540
Dominion, CO, Water & Sanitation District Revenue, Series 2016	6.000%	12/1/46	2,940,000	3,073,476
Leyden Rock, CO, Metropolitan District #10, GO, Senior Refunding and Improvement, Series A	5.000%	12/1/45	1,250,000	1,282,212
North Range, CO, Metropolitan District #2, GO:
Series A, Refunding	5.625%	12/1/37	500,000	521,230
Subordinate, Series B	7.750%	12/15/47	1,000,000	1,034,230
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	11,550,000	18,317,376
Solaris, CO, Metropolitan District #3, GO, Series A, Refunding	5.000%	12/1/36	850,000	875,237
Total Colorado				30,623,478
Connecticut — 1.1%
Connecticut State Special Tax Revenue:
Transportation Infrastructure, Series A	5.000%	1/1/37	1,000,000	1,237,560
Transportation Infrastructure, Series A	5.000%	5/1/38	1,500,000	1,933,215
Connecticut State, GO, Series A	5.000%	4/15/35	1,500,000	1,923,525
Total Connecticut				5,094,300
Delaware — 1.9%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	9,000,000	9,050,400
District of Columbia — 1.0%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,251,623
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,306,725
Ingleside Rock Creek Project, Series A	5.000%	7/1/42	300,000	278,856
KIPP Charter School	6.000%	7/1/33	1,000,000	1,166,520	(c)
Total District of Columbia				5,003,724
Florida — 2.7%
Broward County, FL, Port Facilities Revenue:
Senior Bonds, Series B	4.000%	9/1/44	3,750,000	4,059,300	(a)
Senior Bonds, Series B	4.000%	9/1/49	1,500,000	1,613,115	(a)

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida State Development Finance Corp., Educational Facilities Revenue:
Renaissance Charter School Inc. Projects, Series A	6.000%	6/15/35	$1,200,000	$1,315,056	(b)
Renaissance Charter School Inc. Projects, Series A	6.125%	6/15/46	990,000	1,075,843	(b)
Miami-Dade County, FL, Aviation Revenue, Series A, Refunding	5.000%	10/1/49	2,000,000	2,428,220	(a)
Palm Beach County, FL, Health Facilities Authority Revenue:
Acts Retirement-Life Communities	5.000%	11/15/45	750,000	856,267
Sinai Residences Boca Raton Project	7.500%	6/1/49	1,600,000	1,707,008
Reunion, FL, East Community Development District, Special Assessment Bond, Series A-2	7.375%	5/1/33	355,000	4	*(d)
Total Florida				13,054,813
Georgia — 1.1%
Cobb County, GA, Kennestone Hospital Authority Revenue, Wellstar Health System, Inc. Project, Series A	5.000%	4/1/50	500,000	626,140	(e)
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	4.000%	6/15/49	1,500,000	1,724,280
Georgia State Municipal Electric Authority Revenue, Plant Vogtle Units 3 & 4 Project, Series B	5.000%	1/1/59	1,200,000	1,426,116
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/43	1,250,000	1,498,100
Total Georgia				5,274,636
Illinois — 11.8%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	1,000,000	1,097,350
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	100,000	110,097
Dedicated, Series H	5.000%	12/1/46	750,000	810,270
Series D	5.000%	12/1/46	750,000	817,305
Chicago, IL, GO:
Series 2002B	5.500%	1/1/37	2,000,000	2,165,920
Series 2005D, Refunding	5.500%	1/1/37	3,500,000	3,790,360
Series A, Refunding	5.000%	1/1/28	1,500,000	1,690,635
Series A, Refunding	6.000%	1/1/38	1,250,000	1,451,300
Series C, Refunding	5.000%	1/1/25	1,000,000	1,095,110

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	15

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, Motor Fuel Tax Revenue, Refunding, AGM	5.000%	1/1/32	$1,050,000	$1,162,497
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series G	5.000%	1/1/47	1,000,000	1,153,390	(a)
Senior Lien, Series G	5.000%	1/1/52	1,000,000	1,146,100	(a)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	4,000,000	4,488,040
Illinois State Development Finance Authority, Environmental Facilities Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,251,105	(a)
Illinois State Finance Authority Revenue:
Franciscan Communities Inc, Series A, Prerefunded	5.125%	5/15/43	340,000	385,390	(c)
Franciscan Communities Inc, Series A, Unrefunded	5.125%	5/15/43	2,360,000	2,404,769
Park Place of Elmhurst, Series C	2.000%	5/15/55	2,525,250	25,253	(d)
Illinois State Sports Facilities Authority Revenue, State Tax Supported, Series 2019, Refunding, BAM	5.000%	6/15/30	750,000	904,590
Illinois State Toll Highway Authority Revenue, Series C, Refunding	5.000%	1/1/27	4,250,000	5,293,247	(f)
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	200,000	239,758
Illinois State, GO:
Series 2006	5.500%	1/1/30	775,000	954,544
Series 2016	5.000%	1/1/41	5,020,000	5,416,831
Series 2016, Refunding	5.000%	2/1/26	900,000	1,018,332
Series A, Refunding	5.000%	10/1/29	2,900,000	3,386,098
Series A, Refunding	5.000%	10/1/30	1,475,000	1,713,508
Series B, Refunding	5.000%	9/1/27	1,600,000	1,848,800
Series D	5.000%	11/1/27	1,000,000	1,151,330
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A	5.000%	6/15/57	1,150,000	1,257,951
McCormick Place Expansion Project, Series A, Refunding	4.000%	6/15/50	2,750,000	2,745,132

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	$2,780,000	$3,637,408
Total Illinois				56,612,420
Indiana — 0.2%
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,112,850	(a)
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	335,000	339,543
Kentucky — 0.5%
Kentucky State PEA, Gas Supply Revenue, Series A	4.000%	6/1/26	2,000,000	2,301,760	(g)(h)
Louisiana — 0.7%
Louisiana State PFA, Lease Revenue:
Provident Group, Flagship Properties	5.000%	7/1/42	1,000,000	1,114,020
Provident Group, Flagship Properties, Series A	4.000%	7/1/44	1,000,000	1,037,170
Provident Group, Flagship Properties, Series A	4.000%	7/1/49	500,000	516,270
St. John the Baptist Parish, LA, State Revenue, Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	750,000	726,442	(g)(h)
Total Louisiana				3,393,902
Maryland — 2.5%
Maryland State EDC Revenue:
Seagirt Marine Terminal Project, Series A	5.000%	6/1/44	300,000	328,923	(a)
Seagirt Marine Terminal Project, Series A	5.000%	6/1/49	1,000,000	1,088,580	(a)
Maryland State Health & Higher EFA Revenue:
Frederick Health System	4.000%	7/1/45	500,000	561,290
Frederick Health System	4.000%	7/1/50	725,000	810,354
Mercy Medical Center	6.250%	7/1/31	9,000,000	9,357,120
Total Maryland				12,146,267
Massachusetts — 0.9%
Massachusetts State DFA Revenue:
Wellforce Issue, Series A	5.000%	7/1/38	1,000,000	1,182,940
Wellforce Issue, Series A, Refunding	5.000%	7/1/36	1,000,000	1,189,620

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	17

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	$500,000	$582,240
Worcester Polytechnic Institute	4.000%	9/1/44	1,225,000	1,352,731
Total Massachusetts				4,307,531
Michigan — 2.1%
Detroit, MI, Downtown Development Authority Revenue, Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	750,000	843,630
Detroit, MI, GO, Financial Recovery, Series B1	4.000%	4/1/44	3,150,000	2,552,287	(h)
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project, Refunding	6.000%	7/1/24	1,165,000	1,207,045	(b)
Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	400,000	411,684	(b)
Michigan State Finance Authority Revenue:
Henry Ford Health System, Series A	4.000%	11/15/50	1,250,000	1,417,625
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C-1, Refunding	5.000%	7/1/44	1,180,000	1,288,064	(c)
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series C-6, Refunding	5.000%	7/1/33	1,130,000	1,282,539
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	850,000	959,140	(a)
Total Michigan				9,962,014
Minnesota — 0.9%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Revenue, Subordinate, Series B	5.000%	1/1/49	3,500,000	4,226,145	(a)
Missouri — 1.8%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kingswood Project	6.000%	11/15/51	1,000,000	639,670	*(b)(d)
Missouri State HEFA Revenue, Senior Living Facilities:
Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,033,980
Lutheran Senior Services	5.000%	2/1/44	2,450,000	2,563,239
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills, Series A	5.875%	9/1/43	3,000,000	3,173,580
Total Missouri				8,410,469

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nebraska — 1.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/42	$3,160,000	$4,533,652
Nevada — 0.7%
State of Nevada Department of Business & Industry Revenue:
Charter School Lease Revenue, Somerset Academy, Series A	5.000%	12/15/35	1,295,000	1,332,944	(b)
Charter School Lease Revenue, Somerset Academy, Series A	5.125%	12/15/45	2,015,000	2,053,164	(b)
Total Nevada				3,386,108
New Jersey — 8.5%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating, Series A, Refunding	5.000%	12/1/24	1,695,000	1,780,682	(a)
New Jersey State EDA Revenue:
Cranes Mill Project, Refunding	5.000%	1/1/39	1,000,000	1,017,120
Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	1,851,200
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	1.760%	3/1/28	17,500,000	17,062,850	(h)
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	400,000	443,292	(a)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	300,000	362,598
New Jersey State Higher Education State, Student Assistance Authority Revenue, Subordinated, Series 1B	5.000%	12/1/44	2,780,000	2,956,085	(a)
New Jersey State Transportation Trust Fund Authority Revenue:
Highway Reimbursement, Refunding	5.000%	6/15/31	1,700,000	1,962,548
Transportation Program, Series AA	5.250%	6/15/43	500,000	587,120
Transportation Program, Series BB	4.000%	6/15/44	3,950,000	4,239,930
Transportation System, Series A, Refunding	5.000%	12/15/27	175,000	210,315
Transportation System, Series A, Refunding	5.000%	12/15/28	2,325,000	2,819,435
Transportation System, Series D	5.000%	6/15/32	4,625,000	5,125,425
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.250%	6/1/46	500,000	592,860
Total New Jersey				41,011,460

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	19

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.4%
Santa Fe, NM, Retirement Facilities Revenue:
EL Castillo Retirement Residences Project, Series A	5.000%	5/15/49	$750,000	$761,663
EL Castillo Retirement Residences Project, Series B	2.250%	5/15/24	600,000	573,234
EL Castillo Retirement Residences Project, Series B	2.625%	5/15/25	600,000	575,010
Total New Mexico				1,909,907
New York — 2.9%
MTA, NY, Transportation Revenue, Green Bond, Series A-2	5.000%	5/15/30	1,000,000	1,151,910	(g)(h)
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam at Harborside, Series C	2.000%	1/1/49	629,349	62,935
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Subordinated, Series B	4.000%	1/1/50	1,750,000	2,002,577
New York State Transportation Development Corp., Special Facilities Revenue:
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/41	1,100,000	1,201,948	(a)
LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/46	200,000	217,440	(a)
Port Authority of New York & New Jersey, Consolidated Bonds	4.000%	7/15/55	2,000,000	2,258,600	(a)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	6,000,000	6,043,080
Troy Capital Resource Corp., NY, Revenue, Rensselaer Polytechnic Institute Project, Series A, Refunding	4.000%	9/1/40	1,000,000	1,118,520
Total New York				14,057,010
North Carolina — 0.4%
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue, Series A, Refunding	5.000%	7/1/51	1,600,000	1,744,736
Ohio — 2.9%
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	4.000%	6/1/48	700,000	783,825
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	2,400,000	2,649,000

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Indian Creek, OH, Local School District, GO, Series A, State Credit Program	5.000%	11/1/55	$2,335,000	$2,872,237
Ohio State Air Quality Development Authority Revenue, American Electric Company Project, Series B, Refunding	2.500%	10/1/29	1,000,000	1,086,540	(a)(g)(h)
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	1,650,000	1,848,478	(a)
Ohio State Water Development Authority, U.S. Steel Corp. Project, Refunding	6.600%	5/1/29	5,000,000	4,758,500
Total Ohio				13,998,580
Oklahoma — 0.3%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	572,302	1,431	*(d)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project, Refunding	5.250%	11/15/37	500,000	533,615
Montereau Inc. Project, Refunding	5.250%	11/15/45	1,000,000	1,050,490
Total Oklahoma				1,585,536
Oregon — 0.4%
Clackamas County, OR, Hospital Facility Authority Revenue, Senior Living, Willamette View Project, Refunding	5.000%	11/15/47	1,250,000	1,310,487
Medford, OR, Hospital Facilities Authority Revenue, Asante Project, Series A, Refunding	5.000%	8/15/45	500,000	635,080
Total Oregon				1,945,567
Pennsylvania — 3.9%
Allegheny County, PA, HDA Revenue, University Pittsburgh Medical Center, Series A, Refunding	4.000%	7/15/38	1,000,000	1,159,690
Armstrong, PA, School District, GO, Series A, BAM, State Aid Withholding, Refunding	4.000%	3/15/41	2,000,000	2,368,220
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue Bonds, Series 2018	5.000%	6/1/33	550,000	687,164
Erie, PA, Water Authority Revenue:
Series D, BAM	5.000%	12/1/32	1,750,000	2,328,095
Series D, BAM	5.000%	12/1/33	1,110,000	1,468,375
Lancaster, PA, IDA Revenue, Willow Valley Communities Project	5.000%	12/1/49	1,750,000	1,967,647

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	21

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	$750,000	$781,800	(a)(g)(h)
Pennsylvania State Economic Development Financing Authority, Sewage Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	4,740,000	4,822,808
Philadelphia, PA, Authority for IDR:
Discovery Charter School Project	6.250%	4/1/42	635,000	649,053
Lease Revenue, Refunding	5.000%	10/1/30	750,000	952,275
Performing Arts Charter School Project	6.000%	6/15/23	1,685,000	1,688,977	(b)
Total Pennsylvania				18,874,104
Puerto Rico — 3.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	2,500,000	2,578,125
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	900,000	618,750	*(d)
Series A	5.050%	7/1/42	215,000	147,813	*(d)
Series XX	5.250%	7/1/40	1,850,000	1,276,500	*(d)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	760,000	637,556
CAB, Restructured, Series A-1	0.000%	7/1/46	590,000	172,575
CAB, Restructured, Series A-1	0.000%	7/1/51	5,000,000	1,054,600
Restructured, Series A-1	4.550%	7/1/40	130,000	137,658
Restructured, Series A-1	5.000%	7/1/58	2,215,000	2,398,956
Restructured, Series A-2	4.329%	7/1/40	720,000	751,586
Restructured, Series A-2A	4.550%	7/1/40	4,290,000	4,542,724
Total Puerto Rico				14,316,843
Rhode Island — 0.0%††
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	980,000	176,400	*(d)
Tennessee — 0.5%
Knox County, TN, Health, Educational & Housing Facility Board Revenue, University Health System Inc., Series A	5.000%	9/1/30	750,000	918,473
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	1,250,000	1,433,862	(g)(h)
Total Tennessee				2,352,335

See Notes to Financial Statements.

22	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — 10.9%
Arlington, TX, Special Tax Revenue, Senior Lien, Series A, AGM	5.000%	2/15/48	$1,600,000	$1,873,584
Austin, TX, Airport System Revenue, Series 2019B	5.000%	11/15/44	1,250,000	1,538,500	(a)
Brownsville, TX, Utilities System Revenue, Refunding	4.000%	9/1/45	1,250,000	1,489,288	(e)
Central Texas Regional Mobility Authority Revenue:
CAB	0.000%	1/1/36	2,800,000	1,772,428
CAB	0.000%	1/1/38	2,000,000	1,175,180
CAB	0.000%	1/1/40	2,200,000	1,199,682
El Paso, TX, GO, Series A, Refunding	4.000%	8/15/45	1,500,000	1,790,160
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Series B, Step bond (0.000% until 10/1/28; 5.500%)	0.000%	10/1/35	4,000,000	4,675,680
Gulf Coast, TX, IDA, Solid Waste Disposal Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,022,120	(a)
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Terminal Improvement Projects, Refunding	6.500%	7/15/30	6,500,000	6,634,745	(a)
Special Facilities, Continental Airlines Terminal Improvement Projects, Refunding	6.625%	7/15/38	5,000,000	5,086,450	(a)
Special Facilities, United Airlines Terminal Improvement Projects, Refunding	5.000%	7/15/35	7,500,000	7,621,275	(a)
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	110,000	128,654	(a)
Series 2017	5.000%	11/1/36	110,000	127,580	(a)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series A	5.000%	7/1/46	500,000	489,315
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series A	5.000%	7/1/51	650,000	612,957
Cardinal Bay Inc., Village on the Park Carriage Inn Project, Series B	5.000%	7/1/46	650,000	550,758
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing College Station, AGM	5.000%	4/1/46	500,000	543,745

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	23

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/37	$1,000,000	$1,151,770
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/46	1,200,000	1,357,548
Texas Midwest Public Facility Corp., Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	3,300,000	*(d)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	5,525,000	6,572,208
Willacy County, TX, Jail, Public Facilities Corp. Project Revenue	7.500%	11/1/25	390,000	344,288
Woodloch, TX, Health Facilities Development Corp., Senior Housing Revenue:
Inspired Living at Lewisville Project, Series A-1	6.750%	12/1/51	400,000	318,984	*(b)(d)
Subordinate, Inspired Living at Lewisville Project, Series B	10.000%	12/1/51	150,000	92,139
Total Texas				52,469,038
U.S. Virgin Islands — 1.3%
Virgin Islands Public Finance Authority Revenue:
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	2,200,000	2,124,804
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	4,475,000	4,311,841
Total U.S. Virgin Islands				6,436,645
Utah — 0.7%
Utah State Charter School Finance Authority, Charter School Revenue:
Summit Academy Inc., Series A, Refunding, UT CSCE	5.000%	4/15/39	350,000	434,217
Summit Academy Inc., Series A, Refunding, UT CSCE	5.000%	4/15/44	625,000	765,944
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	750,000	866,025
Utah State Infrastructure Agency Telecommunication Revenue, Series A	5.375%	10/15/40	1,150,000	1,276,293
Total Utah				3,342,479

See Notes to Financial Statements.

24	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.2%
Virginia State Small Business Financing Authority Revenue, Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	$1,000,000	$1,152,970
Washington — 0.5%
Washington State Health Care Facilities Authority Revenue:
Commonspirit Health, Series B, Refunding	5.000%	8/1/26	1,000,000	1,191,890	(g)(h)
Seattle Cancer Care Alliance	5.000%	9/1/50	1,000,000	1,251,430
Total Washington				2,443,320
West Virginia — 0.2%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	750,000	971,445	(g)(h)
Wisconsin — 2.0%
Public Finance Authority, WI, Limited Obligation Pilot Revenue, American Dream @ Meadowlands Project, Series 2017	7.000%	12/1/50	750,000	656,445	(b)
Public Finance Authority, WI, Revenue:
Church Home of Hartford Inc. Project, Refunding	5.000%	9/1/38	1,250,000	1,283,287	(b)
Fellowship Senior Living Project, Series A, Refunding	5.000%	1/1/35	2,000,000	2,207,860
Public Finance Authority, WI, Student Housing Revenue:
Beyond Boone LLC, Appalachian State University Project, AGM	4.000%	7/1/50	700,000	767,452
CHF Wilmington LLC, University of North Carolina at Wilmington Project, AGM	5.000%	7/1/53	2,470,000	2,894,766
Wisconsin HEFA Revenue:
Rogers Memorial Hospital, Inc., Series A, Refunding	5.000%	7/1/44	200,000	230,010
Rogers Memorial Hospital, Inc., Series A, Refunding	5.000%	7/1/49	1,000,000	1,144,790
Rogers Memorial Hospital, Inc., Series B, Refunding	5.000%	7/1/38	500,000	581,165
Total Wisconsin				9,765,775
Total Investments before Short-Term Investments (Cost — $427,774,193)				466,674,624

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	25

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.7%
Municipal Bonds — 2.7%
Florida — 0.1%
Hillsborough County, FL, IDA, Healthcare System Revenue, Baycare Health System, Series B LOC - TD Bank N.A.	0.140%	11/1/38	$300,000	$300,000	(i)(j)
Indiana — 0.2%
Indiana State Finance Authority Hospital Revenue:
Parkview Health System Obligated Group, Series B, LOC - Wells Fargo Bank N.A.	0.150%	11/1/39	400,000	400,000	(i)(j)
Parkview Health System Obligated Group, Series D, LOC - Wells Fargo Bank N.A.	0.150%	11/1/39	700,000	700,000	(i)(j)
Total Indiana				1,100,000
Minnesota — 0.1%
Minneapolis, MN, Health Care System Revenue, Fairview Health Services, Series C, LOC - Wells Fargo Bank N.A.	0.150%	11/15/48	600,000	600,000	(i)(j)
New York — 1.6%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution Fiscal 2008, Series BB-5, SPA - Bank of America N.A.	0.140%	6/15/33	950,000	950,000	(i)(j)
Second General Resolution Fiscal 2014, Series AA6, SPA - Mizuho Bank Ltd.	0.180%	6/15/48	1,800,000	1,800,000	(i)(j)
New York City, NY, TFA Revenue Future Tax Secured:
Series A, SPA - TD Bank N.A.	0.140%	11/1/29	700,000	700,000	(i)(j)
Subordinated, Future Tax Secured, SPA - JPMorgan Chase & Co.	0.170%	8/1/42	100,000	100,000	(i)(j)
Subordinated, Series A, SPA - JPMorgan Chase & Co.	0.180%	8/1/45	310,000	310,000	(i)(j)
Subordinated, Series E, SPA - JPMorgan Chase & Co.	0.180%	2/1/45	1,900,000	1,900,000	(i)(j)
New York State Dormitory Authority Revenue, Series A, LOC - JPMorgan Chase & Co.	0.180%	7/1/31	400,000	400,000	(i)(j)
New York State HFA Revenue:
160 Madison Avenue, Series A, LOC - Landesbank Hessen-Thueringen	0.170%	11/1/46	100,000	100,000	(i)(j)
42nd & 10th Housing, Series A, LIQ - FHLMC	0.140%	11/1/41	1,000,000	1,000,000	(a)(i)(j)

See Notes to Financial Statements.

26	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York—continued
Triborough Bridge & Tunnel Authority, NY, Revenue, Series F, Refunding, LOC - Citibank N.A.	0.130%	11/1/32	$200,000	$200,000	(i)(j)
Total New York				7,460,000
North Carolina — 0.3%
University of North Carolina at Chapel Hill:
Series A, Refunding, SPA - Landesbank Hessen-Thueringen	0.150%	2/15/31	550,000	550,000	(i)(j)
Series B, SPA - Landesbank Hessen-Thueringen	0.150%	2/15/31	900,000	900,000	(i)(j)
Total North Carolina				1,450,000
Oregon — 0.0%††
Oregon State Facilities Authority Revenue, Peacehealth, Series A, Refunding, LOC - U.S. Bank N.A.	0.130%	8/1/34	100,000	100,000	(i)(j)
Pennsylvania — 0.1%
Lancaster County Hospital Authority, Series D, LOC - JPMorgan Chase & Co.	0.140%	7/1/34	500,000	500,000	(i)(j)
Wyoming — 0.3%
Uinta County, WY, PCR, Chevron USA Project, Refunding	0.140%	8/15/20	1,300,000	1,300,000	(i)(j)
Total Short-Term Investments (Cost — $12,810,000)				12,810,000
Total Investments — 99.8% (Cost — $440,584,193)				479,484,624
Other Assets in Excess of Liabilities — 0.2%				1,190,458
Total Net Assets — 100.0%				$480,675,082

††	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	27

Schedule of investments (cont’d)

July 31, 2020

Western Asset Municipal High Income Fund

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(d)	The coupon payment on these securities is currently in default as of July 31, 2020.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Maturity date shown represents the mandatory tender date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

28	Western Asset Municipal High Income Fund 2020 Annual Report

Western Asset Municipal High Income Fund

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

EFA	— Educational Facilities Authority

FHLMC	— Federal Home Loan Mortgage Corporation

GO	— General Obligation

HDA	— Housing Development Authority

HEFA	— Health & Educational Facilities Authority

HFA	— Housing Finance Agency

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

At July 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	54	9/20	$11,834,071	$12,295,125	$(461,054)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	29

Statement of assets and liabilities

July 31, 2020

Assets:
Investments, at value (Cost — $440,584,193)	$479,484,624
Cash	90,290
Interest receivable	4,219,442
Receivable for Fund shares sold	319,126
Receivable from broker — net variation margin on open futures contracts	1,688
Prepaid expenses	32,515
Total Assets	484,147,685

Liabilities:
Payable for securities purchased	2,103,669
Payable for Fund shares repurchased	712,707
Distributions payable	274,683
Investment management fee payable	226,790
Service and/or distribution fees payable	54,883
Trustees’ fees payable	500
Accrued expenses	99,371
Total Liabilities	3,472,603
Total Net Assets	$480,675,082

Net Assets:
Par value (Note 7)	$342
Paid-in capital in excess of par value	468,954,985
Total distributable earnings (loss)	11,719,755
Total Net Assets	$480,675,082

Net Assets:
Class A	$274,403,637
Class C	$31,103,530
Class I	$175,167,915

Shares Outstanding:
Class A	19,496,137
Class C	2,222,244
Class I	12,511,673

Net Asset Value:
Class A (and redemption price)	$14.07
Class C*	$14.00
Class I (and redemption price)	$14.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.69

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

30	Western Asset Municipal High Income Fund 2020 Annual Report

Statement of operations

For the Year Ended July 31, 2020

Investment Income:
Interest	$22,756,308

Expenses:
Investment management fee (Note 2)	2,793,588
Service and/or distribution fees (Notes 2 and 5)	722,909
Transfer agent fees (Note 5)	370,645
Registration fees	86,279
Fund accounting fees	73,304
Audit and tax fees	46,854
Legal fees	27,910
Shareholder reports	19,838
Trustees’ fees	15,066
Custody fees	8,382
Insurance	7,352
Commitment fees (Note 8)	6,418
Miscellaneous expenses	7,175
Total Expenses	4,185,720
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(80,675)
Net Expenses	4,105,045
Net Investment Income	18,651,263

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	527,358
Futures contracts	(3,941,538)
Net Realized Loss	(3,414,180)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,539,644)
Futures contracts	(167,589)
Change in Net Unrealized Appreciation (Depreciation)	(6,707,233)
Net Loss on Investments and Futures Contracts	(10,121,413)
Increase in Net Assets From Operations	$8,529,850

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	31

Statements of changes in net assets

For the Years Ended July 31,	2020	2019

Operations:
Net investment income	$18,651,263	$22,811,474
Net realized loss	(3,414,180)	(1,824,584)
Change in net unrealized appreciation (depreciation)	(6,707,233)	9,271,300
Increase in Net Assets From Operations	8,529,850	30,258,190

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(18,698,152)	(22,824,316)
Decrease in Net Assets From Distributions to Shareholders	(18,698,152)	(22,824,316)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	128,532,779	132,719,171
Reinvestment of distributions	14,990,438	18,201,272
Cost of shares repurchased	(182,331,811)	(196,188,560)
Decrease in Net Assets From Fund Share Transactions	(38,808,594)	(45,268,117)
Decrease in Net Assets	(48,976,896)	(37,834,243)

Net Assets:
Beginning of year	529,651,978	567,486,221
End of year	$480,675,082	$529,651,978

See Notes to Financial Statements.

32	Western Asset Municipal High Income Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2020	2019	2018	2017[2]	2016

Net asset value, beginning of year	$14.27	$14.05	$14.33	$14.88	$14.31

Income (loss) from operations:
Net investment income	0.51	0.61	0.60	0.60	0.59
Net realized and unrealized gain (loss)	(0.20)	0.22	(0.28)	(0.55)	0.57
Total income from operations	0.31	0.83	0.32	0.05	1.16

Less distributions from:
Net investment income	(0.51)	(0.61)	(0.60)	(0.60)	(0.59)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.51)	(0.61)	(0.60)	(0.60)	(0.59)

Net asset value, end of year	$14.07	$14.27	$14.05	$14.33	$14.88
Total return[4]	2.32%	6.09%	2.31%	0.41%	8.32%

Net assets, end of year (millions)	$274	$283	$262	$279	$343

Ratios to average net assets:
Gross expenses	0.82%	0.83%	0.82%	0.81%[5]	0.80%[5]
Net expenses	0.82 [6]	0.83	0.82 [6]	0.80 [5,6]	0.80 [5]
Net investment income	3.66	4.36	4.23	4.15	4.07

Portfolio turnover rate	28%	17%	15%	8%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2020	2019	2018	2017[2]	2016

Net asset value, beginning of year	$14.19	$13.97	$14.25	$14.81	$14.23

Income (loss) from operations:
Net investment income	0.44	0.53	0.52	0.51	0.50
Net realized and unrealized gain (loss)	(0.20)	0.22	(0.28)	(0.56)	0.59
Total income (loss) from operations	0.24	0.75	0.24	(0.05)	1.09

Less distributions from:
Net investment income	(0.43)	(0.53)	(0.52)	(0.51)	(0.51)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.43)	(0.53)	(0.52)	(0.51)	(0.51)

Net asset value, end of year	$14.00	$14.19	$13.97	$14.25	$14.81
Total return[4]	1.74%	5.50%	1.73%	(0.25)%	7.80%

Net assets, end of year (000s)	$31,104	$50,857	$84,668	$97,922	$120,733

Ratios to average net assets:
Gross expenses	1.39%	1.40%	1.38%	1.38%[5]	1.37%[5]
Net expenses	1.39 [6]	1.40	1.38 [6]	1.38 [5,6]	1.37 [5]
Net investment income	3.10	3.81	3.67	3.58	3.50

Portfolio turnover rate	28%	17%	15%	8%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

34	Western Asset Municipal High Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2020	2019	2018	2017[2]	2016

Net asset value, beginning of year	$14.19	$13.98	$14.26	$14.81	$14.23

Income (loss) from operations:
Net investment income	0.54	0.63	0.62	0.61	0.61
Net realized and unrealized gain (loss)	(0.20)	0.21	(0.28)	(0.54)	0.58
Total income from operations	0.34	0.84	0.34	0.07	1.19

Less distributions from:
Net investment income	(0.53)	(0.63)	(0.62)	(0.62)	(0.61)
Net realized gains	—	—	(0.00) [3]	—	—
Total distributions	(0.53)	(0.63)	(0.62)	(0.62)	(0.61)

Net asset value, end of year	$14.00	$14.19	$13.98	$14.26	$14.81
Total return[4]	2.49%	6.21%	2.48%	0.54%	8.58%

Net assets, end of year (millions)	$175	$196	$221	$242	$340

Ratios to average net assets:
Gross expenses	0.69%	0.70%	0.69%	0.72%[5]	0.72%[5]
Net expenses[6,7]	0.65	0.65	0.65	0.65 [5]	0.65 [5]
Net investment income	3.83	4.54	4.41	4.28	4.22

Portfolio turnover rate	28%	17%	15%	8%	9%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2020 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

36	Western Asset Municipal High Income Fund 2020 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Municipal High Income Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$466,674,624	—	$466,674,624
Short-Term Investments†	—	12,810,000	—	12,810,000
Total Investments	—	$479,484,624	—	$479,484,624

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$461,054	—	—	$461,054

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

38	Western Asset Municipal High Income Fund 2020 Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Municipal High Income Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

40	Western Asset Municipal High Income Fund 2020 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

Western Asset Municipal High Income Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

During the year ended July 31, 2020, fees waived and/or expenses reimbursed amounted to $80,675.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $250,000 in the aggregate effective September 13, 2019 ($1,000,000 prior to September 13, 2019). These purchases do not incur an initial sales charge.

For the year ended July 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	—	—
CDSCs	$70,884	$5,282

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended July 31, 2020, such purchase and sale transactions (excluding accrued interest) were $74,850,000 and $81,865,000, respectively.

42	Western Asset Municipal High Income Fund 2020 Annual Report

3. Investments

During the year ended July 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$139,138,454
Sales	193,342,608

At July 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$440,648,250	$45,452,501	$(6,616,127)	$38,836,374
Futures contracts	—	—	(461,054)	(461,054)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2020.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$461,054

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(3,941,538)

Western Asset Municipal High Income Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(167,589)

During the year ended July 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$8,044,959

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$417,467	$182,076
Class C	305,442	35,225
Class I	—	153,344
Total	$722,909	$370,645

For the year ended July 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,301
Class C	360
Class I	78,014
Total	$80,675

6. Distributions to shareholders by class

	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Investment Income:
Class A	$10,200,060	$11,268,247
Class C	1,353,445	2,761,115
Class I	7,144,647	8,794,954
Total	$18,698,152	$22,824,316

44	Western Asset Municipal High Income Fund 2020 Annual Report

7. Shares of beneficial interest

At July 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,383,688	$47,972,255	4,510,045	$63,278,102
Shares issued on reinvestment	642,504	9,060,468	708,777	9,930,294
Shares repurchased	(4,347,305)	(59,823,307)	(4,042,927)	(56,377,961)
Net increase (decrease)	(321,113)	$(2,790,584)	1,175,895	$16,830,435

Class C
Shares sold	268,811	$3,793,622	532,478	$7,388,592
Shares issued on reinvestment	72,680	1,020,415	159,821	2,223,286
Shares repurchased	(1,703,526)	(23,728,128)	(3,167,801)	(44,264,837)
Net decrease	(1,362,035)	$(18,914,091)	(2,475,502)	$(34,652,959)

Class I
Shares sold	5,532,928	$76,766,902	4,468,809	$62,052,477
Shares issued on reinvestment	349,714	4,909,555	434,136	6,047,692
Shares repurchased	(7,181,387)	(98,780,376)	(6,897,587)	(95,545,762)
Net decrease	(1,298,745)	$(17,103,919)	(1,994,642)	$(27,445,593)

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended July 31, 2020, the Fund incurred a commitment fee in the amount of $6,418. The Fund did not utilize the Redemption Facility during the year ended July 31, 2020.

Western Asset Municipal High Income Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$18,698,152	$22,820,579
Ordinary income	—	3,737
Total distributions paid	$18,698,152	$22,824,316

As of July 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,555,462
Deferred capital losses*	(28,510,675)
Other book/tax temporary differences(a)	299,648
Unrealized appreciation (depreciation)(b)	38,375,320
Total distributable earnings (loss) — net	$11,719,755

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for discount on fixed income securities.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to

46	Western Asset Municipal High Income Fund 2020 Annual Report

phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

11. Subsequent event

Effective August 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Municipal High Income Fund 2020 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Municipal High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the three years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

48	Western Asset Municipal High Income Fund 2020 Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction (the “Transaction”). The Transaction closed on July 31, 2020. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadviser, Western Asset Management Company, LLC (the “Subadviser,” and collectively with the Manager, the “Advisers”), each a wholly owned subsidiary of Legg Mason, became wholly owned subsidiaries of Franklin Templeton. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the automatic termination of the Fund’s management agreement with the Manager that was in place prior to the closing of the Transaction (the “Existing Management Agreement”) and the sub-advisory agreement between the Manager and the Subadviser that was in place prior to the closing of the Transaction (the “Existing Subadvisory Agreement,” and, collectively, the “Existing Agreements”).

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on April 14, 2020,1 the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Trust and the Manager with respect to Western Asset Municipal High Income Fund (the “Fund”), a series of the Trust, and the new sub-advisory agreement (the “New Sub-Advisory Agreement,” and collectively, the “New Agreements”) between the Manager and the Subadviser with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. Shareholders of the Fund have approved the New Agreements.

Background

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadviser and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Municipal High Income Fund	49

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

On April 8, 2020, the Independent Trustees met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the Transaction.

Before or during the April 14, 2020 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with the Board’s consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Board requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Board.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of the Advisers) and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

50	Western Asset Municipal High Income Fund

Among other things, the Board considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board of its intent to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there would not be any expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and represented that there were not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason informed the Board regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel prior to the closing of the Transaction, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that no changes to the Fund’s custodian or other service providers were expected as a result of the Transaction;

(vi)

that Franklin Templeton informed the Board that it had no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)	that Franklin Templeton did not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

(x)	that Franklin Templeton and Legg Mason would each derive benefits from the Transaction and that, as a result, they had financial interests in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates would remain the same and would not be increased by virtue of the New Agreements;

Western Asset Municipal High Income Fund	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Existing Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiv)

that the Existing Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that within the past year the Board had performed a full review of and approved the Existing Agreements as required by the 1940 Act and had determined in the exercise of the Board’s business judgment that each Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Existing Agreements were considered and approved in November 2019;

(xvi)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement; and

(xvii)

that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

52	Western Asset Municipal High Income Fund

Certain of these considerations are discussed in more detail below.

The information provided and presentations made to the Board encompassed the Fund and all other funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the New Sub-Advisory Agreement.

Board approval of the New Agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the New Management Agreement and the New Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Existing Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval/continuation of each Existing Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

After considering all of the factors and information, and in the exercise of its business judgment, the Board, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Existing Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the

Western Asset Municipal High Income Fund	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason advised the Boards that, following the Transaction, no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, were expected, and that no changes in portfolio management personnel as a result of the Transaction were expected. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board also reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

54	Western Asset Municipal High Income Fund

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as high yield municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2019 was below the median.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadviser to provide those services, and the Board concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

Management fees and expense ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Board considered that the New Agreements would not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

Western Asset Municipal High Income Fund	55

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

The Board considered the management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of high yield municipal debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were slightly higher than the median. The Board noted that the Fund’s actual total expense ratio was slightly higher than the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

In evaluating the costs of the services to be provided by the Manager and Subadviser under the New Agreements, the Board considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

56	Western Asset Municipal High Income Fund

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Existing Agreements, the Board noted that fee breakpoints had been implemented for the Fund, as well as contractual expense limitations, and that after taking those breakpoints and expense limitations into account, the Board had determined that the total fees for management services, and administrative services for the Fund, were reasonable in light of the services provided, and that any economies of scale were being shared appropriately.

The Board noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Board determined that the management fee structure for the Fund, including its breakpoints, was reasonable.

Other benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset Municipal High Income Fund	57

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadviser under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Existing Agreements.

The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

58	Western Asset Municipal High Income Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment adviser; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	215,517,615.738	8,391,125.770	9,711,763.525	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	215,815,971.440	8,001,971.889	9,802,561.704	0

Western Asset Municipal High Income Fund	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Municipal High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

60	Western Asset Municipal High Income Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Municipal High Income Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

62	Western Asset Municipal High Income Fund

Independent Trustees†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	148
Other Trusteeships held by Trustee during the past five years	None

Western Asset Municipal High Income Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker
Legg Mason
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr
Legg Mason
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

64	Western Asset Municipal High Income Fund

Additional Officers (cont’d)

Marc A. De Oliveira**

Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci***

Legg Mason
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Municipal High Income Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

***	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

66	Western Asset Municipal High Income Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended July 31, 2020 qualify as tax-exempt interest dividends for Federal income tax purposes.

Western Asset Municipal High Income Fund	67

Western Asset

Municipal High Income Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company,

LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/20 SR20-3969

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2019 and July 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $115,801 in July 31, 2019 and $123,301 in July 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in July 31, 2019 and $0 in July 31, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2019 and $0 in July 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2019 and $0 in July 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2019 and July 31, 2020; Tax Fees were 100% and 100% for July 31, 2019 and July 31, 2020; and Other Fees were 100% and 100% for July 31, 2019 and July 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $463,523 in July 31, 2019 and $457,301 in July 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr. Jane F. Dasher Anita L. DeFrantz Susan B. Kerley Michael Larson** Ronald L. Olson Avedick B. Poladian William E.B. Siart Jaynie M. Studenmund Peter J. Taylor

*   During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 23, 2020